         [GRAPHIC OMITTED]                           The New Germany
                                                        Fund, Inc.

LETTER TO THE SHAREHOLDERS*
--------------------------------------------------------------------------------

                                                                   July 28, 2000

Dear Shareholder,

      We are pleased to report that for the six months ended June 30, 2000, the New Germany Fund's net asset value per share and share price significantly outperformed its benchmark, rising 13.2% and 13.3%, respectively. The Fund's stated benchmark, the MDAX Index, rose just 2.4%. The Fund's 31% weightings in the Neuer Markt contributed to most of the outperformance. The Neuer Markt, a segment dedicated to "new economy" stocks such as telecommunications, media and technology, offers above average long term growth potential. The performance of the Neuer Markt relative to the leading German index highlights the considerable potential this market segment offers. During the same period, the Neuer Markt rose over 17.4% in local terms, compared to a rise of 0.6% for the DAX 30 Index.

      On July 14th, corporate Germany got a substantial boost to both international competitiveness and economic growth outlook when the German parliament passed a tax cut package that would save consumers and businesses $24 billion over five years. In addition, it paves the way for the tax-free sales of more than $94 billion of stakes accumulated in some of Germany's largest companies. Businessmen, investors, and economists applauded the tax package as a big step towards reforming Germany's economy. Economists estimate the tax plan will boost growth by 1% as companies step up hiring and consumers are left with more money to spend. Experience has shown that countries with lower tax rates do better over the long term than those with higher tax rates. The tax reform, described in more detail in a special section of this report, will change Germany from one of the highest taxed countries in Europe, to one of the lowest. Furthermore, the tax cuts are significant because they should increase foreign direct investment and productivity in Germany. As a result of the continuing reforms in Germany plus its strong economic fundamentals, we are very positive on German equities.

      The New Germany Fund continued its open-market purchases of its shares, buying 1,080,700 shares during the first six months of the year. Management believes that the shares are attractively priced and continues to buy them back in an ongoing effort to enhance shareholder value.

                                        Sincerely,


/s/ Christian Strenger                  /s/ Paul W. Higgins

Christian Strenger                      Paul W. Higgins
Chairman                                President and
                                        Chief Executive Officer*

FUND HISTORY AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

STATISTICS:

Net Assets .................................................      $471,551,079
Shares Outstanding .........................................        27,641,798
NAV Per Share ..............................................            $17.06

TOTAL RETURNS:

  Period                                                                  NAV
  ------                                                               ---------

6 months ended 6/30/00 .....................................             13.21%
1 year ended 12/31/99 ......................................             (2.22)%
3 years ended 12/31/99* ....................................              9.52%
5 years ended 12/31/99* ....................................             11.53%
* Average annual return

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 Record                                         Ordinary   LT Capital
  Date                                           Income       Gains       Total
--------                                       ---------   ----------    -------

9/1/00 ..................................        $0.07        $0.35        $0.42
11/19/99 ................................        $0.05        $1.02        $1.07
11/16/98 ................................        $1.00        $2.66        $3.66
11/17/97 ................................        $1.06        $0.92        $1.98
9/3/97 ..................................        $0.21        $0.13        $0.34
12/19/96 ................................        $0.37        $1.03        $1.40

OTHER INFORMATION:

NYSE Ticker Symbol....................................................        GF
NASDAQ Symbol.........................................................     XGFNX
Dividend Reinvestment Plan............................................       Yes
Voluntary Cash Purchase Program.......................................       Yes
Annual Expense Ratio..................................................     1.03%

PERFORMANCE
--------------------------------------------------------------------------------

                                  [BAR CHART]

                                                Six Months Ended     Year Ended
                                                    6/30/00           12/31/99
                                                ----------------     ----------
NET ASSET VALUE ..............................      13.21%              (2.22)%

MARKET VALUE .................................      13.27%               3.64%

MDAX .........................................       2.44%              (9.79)%

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                  [PIE CHART]

Diversified Financial .................................................   (3.3)%
Electronic Equipment & Instruments ....................................   (1.2)%
Textiles & Apparel ....................................................   (4.2)%
Semiconductor Equipment & Products ....................................   (2.6)%
Personal Products .....................................................   (1.0)%
Hotels, Restaurants & Leisure .........................................   (1.1)%
Healthcare Providers & Services .......................................   (3.8)%
Healthcare Equipment & Supplies .......................................   (8.8)%
Pharmaceuticals .......................................................   (3.8)%
Wireless Telecommunication Services ...................................   (8.2)%
Banks .................................................................   (2.8)%
Construction & Engineering ............................................   (1.3)%
Construction Materials ................................................   (2.1)%
Machinery .............................................................   (4.2)%
Computer & Peripherals ................................................   (4.3)%
IT Consulting & Services ..............................................   (5.4)%
Media .................................................................   (7.2)%
Diversified Telecommunications Services ...............................   (3.4)%
Food Products .........................................................   (2.2)%
Internet Catalog Retail ...............................................   (0.3)%
Biotechnology .........................................................  (10.1)%
Internet Software & Services ..........................................   (4.8)%
Commercial Services & Supplies ........................................   (2.3)%
Insurance .............................................................  (11.6)%

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                         % of
                                                                       Portfolio
                                                                       ---------

 1. Marschollek Laut & Partner ................................          11.6
 2. Qiagen ....................................................          10.1
 3. Fresenius .................................................           8.8
 4. Mobilcom ..................................................           4.6
 5. SCM Microsystems ..........................................           4.3
 6. Heidelberger Druckmaschinen ...............................           4.2
 7. Hugo Boss .................................................           4.2
 8. Rhoen Klinikum ............................................           3.7
 9. Consors Discount-Broker ...................................           3.5
10. Atlanta ...................................................           2.9

GERMAN TAX REFORM
--------------------------------------------------------------------------------

      The tax reform package passed by the German parliament, has five key elements, affecting both corporate and personal income taxes:

      o Reduces the top personal marginal tax rate to 42% in 2005 from the current level of 51%. This builds on the reduction in personal tax already started by the Schroeder government in 1999, when the rate was reduced from 53% to the current 51%.

      o A reduction in the lowest personal marginal tax rate to 15% in 2005, from 22.9% currently.

      o The reduction in the corporate tax rate on retained earnings to 25% from 45% currently, effective January 1, 2001.

      o Elimination of tax on the sale of shares by corporations, effective January 1, 2002.

      o The reduction in the tax on dividend income to half the personal income tax. Currently, dividend income is taxed at the full personal income tax rate.

      Once the tax reforms are implemented, Germany will be transformed from one of the highest taxed countries to one of the lowest. The corporate tax changes will lead to a significant boost in corporate earnings, foreign direct investment, and benefit job creation.

   Corporate tax rates                               Top income bracket
   on retained earnings                                  tax rates
  ----------------------                             ------------------
  (includes state taxes)

Canada..............    44.6%                 France.................   62.0%
Japan...............    42.9                  Netherlands............   60.0
Italy...............    41.3                  Japan..................   50.0
U.S.................    40.8                  Spain..................   48.0
France..............    40.0                  Italy..................   46.2
Germany.............    38.6                  U.S....................   45.8
Netherlands.........    35.5                  Germany................   44.3
U.K.................    30.0                  U.K....................   40.0

      The elimination of the 50% capital gains tax on asset sales by companies would finally clear the path to unprecedented corporate restructuring within Germany. It would allow companies to divest, free of tax, big equity stakes held in other corporations. The practice of cross-shareholdings began after World War II in an attempt to rebuild Germany, but has since become a roadblock in the modernization of Germany's industry. Investors have long complained that the cross-shareholdings have hampered returns and held back industry consolidation. This new development is expected to improve Germany's competitiveness and to boost its capital markets by increasing liquidity and allowing companies to make better use of their cash currently tied up in long-term holdings. So far, industrial companies have been able to get away with below average profit margins because their majority owners protected them from hostile bids. Going forward, this protection will be removed, leading to further industry consolidation and increased profitability.

      A perfect example of the extensive cross-shareholdings is Allianz, Europe's second biggest insurance company. Allianz owns stakes in 17 of the 30 companies in the DAX Index and is the biggest shareholder in Dresdner Bank and HypoVereinsbank. Allianz has always maintained that the high tax rate was the main reason they have not sold direct investments, despite poor performance in some cases. Going forward, the market value of companies in similar situations should rise substantially. On the first day of the announcement, the share price of financials such as Allianz were up more than 10%. More importantly, however, the move is a further milestone in the process of restructuring corporate Germany in order to become more competitive internationally.

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------

Outlook for the German Economy

      Since the beginning of the year, economic growth in Germany has been surging. The persistent weakness of the Euro, combined with robust global economic growth, creates an ideal condition for the exporting countries in the Euro-zone. Germany's rise in GDP growth of 3.5% in the first quarter was the strongest since the first quarter of 1998, and it indicates that Germany has overcome the period of low growth which followed the emerging markets crisis. Driving this economic growth are exports, which grew at an annualized rate of 11.7% during the first quarter. Furthermore, the growth in exports has led to strong increases in investment in machinery and equipment. In addition, all indicators point to the expansion gaining momentum in the coming months. April's factory orders climbed 14.9% from a year earlier, the biggest increase in 15 years. The German IFO business climate index has been setting new records each month; order intake in German manufacturing has been steadily increasing; and private consumption has remained strong due to higher disposable household income. Investment in construction is set to increase further, due to a higher order backlog and improved business expectation in the sector. In addition, the reduction in unemployment from 10.2% to 9.6%, the lowest in 5 years, and the new tax reform should give an added boost to consumption. But the biggest contributor to growth in 2000 will continue to come from exports. Exports are benefiting from the weak Euro, which makes German goods highly competitive. The pickup in growth in Europe and emerging markets should also add to the momentum.

      While the overall outlook for the global economy is strong, the continued high oil price has raised inflationary fears. However, the inflationary forces are much stronger in the U.S. than in Europe, largely due to the tight labor market conditions in the U.S. market. In Europe, the interplay of strong productivity growth, moderate wage growth, and stiff competition, amplified by government deregulation measures, have kept inflation under control. Deutsche Bank economist estimates that the inflation rate will remain below the 2.0% target set by the European Central Bank for 2001 and 2002.

The Fund's Portfolio Strategy

      The Fund plans to maintain its overweight position in the telecommunications, media and technology sectors as we still find the most attractive investment opportunities in selective "new economy" stocks. Telecommunications spending continues to rise in most markets. This is attributable to deeper network penetration, and new products (wireless and internet). Many of the "old economy" sectors have been kept underweighted as earning momentum in these sectors is expected to significantly lag behind the "new economy" sectors over the next few years. The Fund currently has 35% of its assets invested in the Neuer Markt, and going forward, we plan to selectively increase the Fund's weight to take advantage of the above average growth this market segment offers.

PRINCIPAL BENEFITS OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

1. You have a chance to buy at a discount.

      Presently your Fund's shares trade at a discount to net asset value. No one has been able to explain satisfactorily why discounts and premiums exist other than to note they are a barometer of market sentiment just like price/earnings ratios. We believe the Fund's current discount offers you the opportunity to magnify your investment by buying a dollar's worth of assets for less than a dollar.

2. You have the opportunity for better investment management from a stable fund environment.

      Your Fund's managers are able to focus on the investment process. They concentrate on which securities to buy and sell and when to do so. They have the flexibility to sell when prices rise and buy when they fall.

      The managers do not have to be concerned with inflows of money or outflows as do open-end mutual fund managers. They may remain more fully invested, without having to keep a cash cushion to meet redemptions. They can ride out market down-turns without having to sell securities they would prefer to keep. This is particularly important with your Fund because the managers are able to invest in less liquid securities seeking better performance in the long run.

      In addition, a constant inflow of money can also make mutual funds victims of their own success. The inflows must be invested by the portfolio manager at times when good investment opportunities may not exist, which can create a drag on the fund's performance.

3. The closed-end fund's focus is on current shareholders.

      With a fixed amount of capital, a closed-end fund is not generally involved in attracting additional funds, and shareholders are not required to pay for the costs of attracting new investors. The open-end mutual fund portfolio manager, however, has an incentive to attract new shareholders because the amount of fees earned by the management company in no small part depends on adding new money to the fund. In order to market the mutual fund to new shareholders, current mutual fund shareholders are often charged marketing fees which reduce the current shareholders' returns. In contrast, closed-end fund investors are not burdened with these fees. Thus, the closed-end fund portfolio manager is able to focus on returns for current shareholders, not attracting new ones.

4. Expenses may be lower.

      Unlike open-end mutual funds, the closed-end funds do not have recurring marketing fees. There are no back-end load charges or 12b-1 marketing fees.

      We are pleased that your Fund continues to enjoy one of the lowest expense ratios of all of the European funds, whether they be open-end or closed-end, according to Lipper Analytical. This lower cost is passed on to you, our shareholder.

5. You can trade on an exchange.

      Our Fund has been listed on the New York Stock Exchange since inception. You can control the timing of your purchases and sales unlike mutual funds which only take orders for execution at the end of the day and at a price you do not know in advance. You may also place restrictions on your orders just like any other exchange traded stock such as limit orders or stop orders.

      You have the benefit of seeing the interday trading activity in your Fund's shares, which can assist you in identifying the right times to buy or sell and make limit order strategies more useful.

THE BOARD OF DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

      Since inception, your Board of Directors has consisted largely of independent professionals having no business relationship with the manager or adviser. There are several committees of the Board--including Audit, Advisory, Securities Lending and Pricing--that consist solely of outside Directors. These committees play an important role in overseeing the working of the Fund and its compliance with the various securities regulations.

      At its January 31, 2000 Board Meeting, the Board of Directors established an Executive Committee consisting of three independent Directors plus the Fund's Chairman. Also at the April 14, 2000 Board Meeting, the Directors adopted an Audit Committee charter in keeping with new guidelines of the Securities and Exchange Commission and the New York Stock Exchange.

      There are five regularly-scheduled Board Meetings each year. These meetings are combined for the three closed-end funds managed by the Deutsche Bank Group: Germany Fund, New Germany Fund and Central European Equity Fund. While each Fund's Board of Directors focuses on matters relating to such Fund, the effect of having combined Boards of Directors meetings expands the professional knowledge contributed at the meetings. In addition to the board meetings, there are combined committee meetings (primarily Audit and Advisory) during the year. All committees of the Board, with the exception of the Nominating Committee and the newly-created Executive Committee of which the Fund's Chairman is a member, consist exclusively of disinterested Directors who are able to represent shareholders objectively.

      The list of Directors of all three closed-end funds and their principal occupations is published each year in the proxy statements. We summarize this information on page 8.

DIRECTORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

 Mr. Detlef Bierbaum, Partner, Sal. Oppenheim & Cie., (private bank)

 Mr. John A. Bult, Chairman, PaineWebber International

*Hon. Richard R. Burt, Chairman, IEP Advisers, LLP; former U.S. Ambassador to
      Germany

*Mr. John H. Cannon, Vice President & Treasurer, Venator Group

*Mr. Richard Goeltz, former Vice Chairman and Chief Financial Officer, American
      Express Co.

*Dr. Franz-Wilhelm Hopp, Chairman, ERGO Versich-erungsgruppe AG (insurance)

*Dr. Claus Koehler, Economist; former Member of the Directorate of the
      Bundesbank (German Central Bank)

*Mr. Ernst-Ulrich Matz, Chief Financial Officer, IWKA AG (engineering)

*Mr. Edward Schmults, former General Counsel, GTE Corp.; former partner, White
      & Case, former Deputy Attorney General of the United States

*Mr. Hans G. Storr, former CFO, Philip Morris Companies Inc.

 Mr. Christian Strenger, Chairman of the Boards of Directors of the Closed-End
     Funds, former CEO, DWS (Deutsche Bank's mutual fund group)

*Dr. Juergen Strube, Chairman, BASF AG (chemicals)

*Dr. Frank Tromel, Chairman, Delton AG (industrial holding company)

*Mr. Robert Wadsworth, President, Robert H.Wadsworth & Associates, Inc. (fund administration)

*Mr. Werner Walbrol, President and CEO, German American Chamber of Commerce

*Mr. Otto Wolff von Amerongen, Chairman, Otto Wolff AG (industrial holding company); former director, Exxon Company

*Mr. Peter Zuhlsdorff, Chairman, DIH-German Industrie Holding, former Chairman of the Board, Wella AG (hair care products)

Note: The Directors of the three funds (the Germany Fund, the New Germany Fund and the Central European Equity Fund) meet together in combined board meetings although they speak for their respective funds. Three Directors sit on all three fund boards: Messrs. Bult, Strenger and Wadsworth. The following sit only on the boards of the Germany Fund and the Central European Equity Fund: Messrs. Bierbaum, Burt, Koehler, Schmults, Storr, Strube, Walbroel and Wolff. The following sit only on the board of the New Germany Fund: Messrs. Cannon, Goeltz, Hopp, Matz, Troemel and Zuhlsdorff.

* indicates a "disinterested director"

OFFICERS AND ADVISORS OF THE CLOSED-END FUNDS
--------------------------------------------------------------------------------

Mr. Paul W. Higgins, President and Chief Executive Officer of the Closed-End
     Funds, Managing Director and Head of Private Banking Americas of Deutsche Bank

Mr. Hanspeter Ackermann, Chief Investment Officer of the Closed-End Funds and
     Managing Director of Deutsche Bank Securities Inc.

Mr. Robert Gambee, Chief Operating Officer and Secretary of the Closed-End
     Funds, Director of Deutsche Bank Securities Inc.

Mr. Joseph Cheung, Chief Financial Officer and Treasurer of the Closed-End Funds and Vice President of Deutsche Bank Securities Inc.

Ms. Isabella Chan, Funds Administrator, Deutsche Bank Securities Inc.

Mr. Thomas Gill, Assistant Vice President of Deutsche Bank Securities Inc.

Mr. Christophe Bernard, Senior Portfolio Manager, Deutsche Asset Management
     International GmbH

Mr. Thomas Bucher, Portfolio Manager, Deutsche Asset Management International
     GmbH

Mr. John Bostelman, Partner, Sullivan & Cromwell, Counsel to the Funds

Mr. Frank P. Bruno, Partner of Brown & Wood, Counsel to the Independent
     Directors

SHARES REPURCHASED
--------------------------------------------------------------------------------

      The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. The shares repurchased for the past five years and the six months ended June 30, 2000 are as follows:

                                                                               Six months
Calendar year             1995      1996       1997       1998       1999     ended 6/30/00
                        -------    -------    -------    -------    -------   ------------
Shares repurchased      228,600   1,050,800  1,278,196  7,213,444  3,507,600    1,080,700

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

      The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS -- June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

 Shares                        Description                             Value
-------                  ----------------------                     ------------

INVESTMENTS IN GERMAN
   SECURITIES--80.1% OF NET ASSETS

          COMMON STOCKS--55.1%
          BANKS--2.6%
120,000   Deutsche Pfandbrief-und
            Hypothekenbank................................          $ 12,134,610
                                                                    ------------
          BIOTECHNOLOGY--9.2%
250,000   Qiagen*........................................             43,611,750
                                                                    ------------
          COMMERCIAL SERVICES & SUPPLIES--2.1%
200,000   GFK............................................              9,872,550
                                                                    ------------
          COMPUTER & PERIPHERALS--4.0%
322,000   SCM Microsystems*..............................             18,672,539
                                                                    ------------
          CONSTRUCTION & ENGINEERING--1.2%
425,000   Bilfinger & Berger.............................              5,743,810
                                                                    ------------
          DIVERSIFIED FINANCIAL--3.2%
166,500   Consors Discount Broker*.......................             14,921,688
                                                                    ------------
          DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
 54,000   Teldafax*......................................                491,711
                                                                    ------------
          FOOD PRODUCTS--2.0%
300,000   KAMPS..........................................              9,632,925
                                                                    ------------
          HEALTHCARE EQUIPMENT & SUPPLIES--1.7%
 50,000   Fresenius......................................              8,195,175
                                                                    ------------
          HEALTHCARE PROVIDERS & SERVICES--1.3%
150,000   Rhoen-Klinikum.................................              5,966,662
                                                                    ------------
          INTERNET & CATALOG RETAIL--0.3%
 25,000   Ricardo........................................              1,389,825
                                                                    ------------
          INTERNET SOFTWARE & SERVICES--4.4%
120,000   Brokat Infosystems.............................              9,374,130
 25,000   Intershop Communications.......................             11,334,263
                                                                    ------------
                                                                      20,708,393
                                                                    ------------
          IT CONSULTING & SERVICES--2.9%
 27,400   GFT Technology.................................              5,252,580
 90,000   Software.......................................              8,324,573
                                                                    ------------
                                                                      13,577,153
                                                                    ------------
          MACHINERY--3.9%
300,000   Heidelberger Druckmaschinen....................             18,259,425
                                                                    ------------
          MEDIA--3.3%
110,000   EMTV & Merchandising...........................              6,505,340
  8,000   Springer (Axel)................................              9,278,280
                                                                    ------------
                                                                      15,783,620
                                                                    ------------
          PERSONAL PRODUCTS--0.9%
150,000   Wella..........................................              4,169,475
                                                                    ------------
          PHARMACEUTICALS--3.5%
160,000   Altana.........................................             12,728,880
120,000   Merck..........................................              3,657,636
                                                                    ------------
                                                                      16,386,516
                                                                    ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.3%
 80,000   Aixtron........................................             11,041,920
                                                                    ------------
          TEXTILES & APPAREL--1.9%
 59,050   Hugo Boss......................................              9,169,106
                                                                    ------------
          WIRELESS TELECOMMUNICATIONS SERVICES--4.3%
200,000   Mobilcom.......................................             20,070,990
                                                                    ------------
          Total Common Stocks
           (cost $227,512,433)...........................            259,799,843
                                                                    ------------
          PREFERRED STOCKS--25.0%
          CONSTRUCTION MATERIALS--1.9%
350,000   Dyckerhoff.....................................              8,890,088
                                                                    ------------
          HEALTHCARE PROVIDERS & SERVICES--2.2%
229,200   Rhoen-Klinikum.................................             10,215,501
                                                                    ------------
          INSURANCE--10.6%
100,000   Marschollek Laut & Partner.....................             50,225,400
                                                                    ------------
          HEALTHCARE EQUIPMENT & SUPPLIES--6.3%
130,000   Fresenius......................................             29,780,595
                                                                    ------------
          MEDIA--2.1%
 80,000   Prosieben Media................................             10,045,080
                                                                    ------------
          TEXTILES & APPAREL--1.9%
 50,000   Hugo Boss......................................              8,866,125
                                                                    ------------
          Total Preferred Stocks
           (cost $67,906,152)............................            118,022,789
          Total Investments in
           German Securities
           (cost $295,418,585)...........................            377,822,632
                                                                    ------------

----------
* Non-income producing securities
See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS-- June 30, 2000 (unaudited)(continued)
--------------------------------------------------------------------------------


INVESTMENTS IN DUTCH
   COMMON STOCKS--2.1%

          IT CONSULTING & SERVICES--1.0%
315,000   Getronics......................................           $  4,876,129
                                                                    ------------
          MEDIA--1.1%
100,000   VNU............................................              5,185,485
                                                                    ------------
          Total Investments in Dutch
           Common Stocks
           (cost $14,886,612)............................             10,061,614
                                                                    ------------
INVESTMENT IN FINNISH
   COMMON STOCK--0.5%
          IT CONSULTING & SERVICES--0.5%
 70,000   Tieto
           (cost $2,373,361).............................              2,344,970
                                                                    ------------
INVESTMENT IN FRENCH
   COMMON STOCK--0.6%
          IT CONSULTING & SERVICES--0.6%
 15,000   Cap Gemini
           (cost $2,391,608).............................              2,652,649
                                                                    ------------
INVESTMENT IN ITALIAN
   COMMON STOCK--1.4%
          DIVERSIFIED TELECOMMUNICATIONS SERVICES--1.4%
650,000   Telecom Italia Mobile
           (cost $3,590,453).............................              6,685,058
                                                                    ------------
INVESTMENT IN LUXEMBOURG
   COMMON STOCK--1.6%
          WIRELESS TELECOMMUNICATIONS SERVICES--1.6%
 45,000   SES FDR
           (cost $6,537,562).............................              7,591,320
                                                                    ------------
INVESTMENT IN PORTUGESE
   COMMON STOCK--1.6%

          WIRELESS TELECOMMUNICATIONS SERVICES--1.6%
500,000   Telecel
           (cost $7,892,744).............................              7,620,075
                                                                    ------------
INVESTMENT IN SPANISH
   COMMON STOCK--1.0%
          HOTELS RESTAURANTS & LEISURE--1.0%
400,000   Amadeus Global Travel
           (cost $3,921,574).............................              4,581,630
                                                                    ------------
INVESTMENT IN SWEDISH
   COMMON STOCK--0.5%
          DIVERSIFIED TELECOMMUNICATIONS SERVICES--0.5%
200,000   Tele 1 Europe Holding
           (cost $4,522,112).............................              2,461,258
                                                                    ------------
INVESTMENTS IN SWISS
   COMMON STOCKS--2.2%
          DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
 90,000   Carrier 1 International........................              5,089,635
                                                                    ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
    400   Kudelski*......................................              5,049,213
                                                                    ------------
          Total Investments in Swiss
           Common Stocks
           (cost $9,094,596).............................             10,138,848
                                                                    ------------
          Total Investments--91.6%
           (cost $350,629,207)...........................            431,960,054
          Cash and other assets in
           excess of liabilities--8.4%....................            39,591,025
                                                                    ------------
          NET ASSETS--100%................................          $471,551,079
                                                                    ============

----------
* Non-income producing securities
See Notes to Financial Statements.*

THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $350,629,207) .................       $ 431,960,054
Cash and foreign currency
  (cost of foreign currency $49,447,682) ..................          50,467,262
Receivable for securities sold ............................             608,082
Dividend receivable .......................................             676,968
Foreign withholding tax refund receivable .................             473,137
Interest receivable .......................................              92,342
Other assets ..............................................               9,813
                                                                  -------------
  Total assets ............................................         484,287,658
                                                                  -------------
LIABILITIES
Payable for securities purchased ..........................          12,030,735
Payable for shares repurchased ............................             161,273
Management fee payable ....................................             232,558
Investment advisory fee payable ...........................             110,193
Payable for Directors' fees and expenses ..................              26,250
Accrued expenses and accounts payable .....................             175,570
                                                                  -------------
  Total liabilities .......................................          12,736,579
                                                                  -------------

NET ASSETS ................................................       $ 471,551,079
                                                                  =============
Net assets consist of:
Paid-in capital, $.001 par
  (Authorized 80,000,000 shares) ..........................       $ 453,483,201
Cost of 7,107,543 shares held in treasury .................        (100,434,262)
Undistributed net investment income .......................              68,646
Undistributed net realized gain on investments
  and foreign currency transactions .......................          37,178,374
Net unrealized appreciation of investments
  and foreign currency ....................................          81,255,120
                                                                  -------------
Net assets ................................................       $ 471,551,079
                                                                  =============
Net asset value per share
  ($471,551,079 divided by 27,641,798 shares of
  common stock issued and outstanding) ....................              $17.06
                                                                         ======

See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------

                                                                     For the six
                                                                     months ended
                                                                     June 30, 2000
                                                                     -------------
NET INVESTMENT INCOME
Income
  Dividends (net of foreign withholding taxes of $285,198) ........   $  2,430,921
  Interest ........................................................        178,678
                                                                      ------------
  Total income ....................................................      2,609,599
                                                                      ------------
Expenses
  Management fee ..................................................      1,418,910
  Investment advisory fee .........................................        672,231
  Reports to shareholders .........................................         79,555
  Custodian and Transfer Agent's fees and expenses ................        128,651
  Directors' fees and expenses ....................................         69,925
  Legal fee .......................................................        114,973
  Audit fee .......................................................         29,250
  NYSE listing fee ................................................         16,170
  Miscellaneous ...................................................         23,795
                                                                      ------------
  Total expenses before custody credits* ..........................      2,553,460
  Less: custody credits ...........................................        (12,507)
                                                                      ------------
  Net expenses ....................................................      2,540,953
                                                                      ------------
Net investment income .............................................         68,646
                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investments .....................................................     28,982,735
  Foreign currency transactions ...................................       (491,579)
Net change in unrealized appreciation/depreciation on:
  Investments .....................................................     24,995,464
  Translation of other assets and liabilities from foreign currency        (45,450)
                                                                      ------------
  Net gain on investments and foreign currency transactions .......     53,441,170
                                                                      ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS .......................................   $ 53,509,816
                                                                      ============

*The custody credits are attributable to interest earned on U.S. cash balances. See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                          For the six         For the
                                                                          months ended       year ended
                                                                          June 30, 2000    December 31, 1999
                                                                          -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income .............................................     $      68,646      $   1,750,801
  Net realized gain (loss) on:
    Investments .....................................................        28,982,735         49,731,679
    Foreign currency transactions ...................................          (491,579)        (1,305,934)
  Net change in unrealized appreciation/depreciation on:
    Investments .....................................................        24,995,464        (68,815,180)
    Translation of other assets and liabilities from foreign currency           (45,450)           (39,074)
                                                                          -------------      -------------
  Net increase (decrease) in net assets
    resulting from operations .......................................        53,509,816        (18,677,708)
                                                                          -------------      -------------
Distributions to shareholders from:
  Net realized short term capital gains* ............................                --         (1,379,972)
  Net realized long term capital gains ..............................                --        (28,151,431)
                                                                          -------------      -------------
                                                                                     --        (29,531,403)
                                                                          -------------      -------------
Capital share transactions:
  Net proceeds from reinvestment of dividends
     (0 and 1,687,456 shares, respectively) .........................                --         19,089,351
  Cost of shares repurchased
     (1,080,700 and 3,507,600 shares, respectively) .................       (14,822,547)       (43,074,451)
                                                                          -------------      -------------
  Net decrease in net assets from capital share transactions ........       (14,822,547)       (23,985,100)
                                                                          -------------      -------------
Total increase (decrease) in net assets .............................        38,687,269        (72,194,211)

NET ASSETS
Beginning of period .................................................       432,863,810        505,058,021
                                                                          -------------      -------------
End of period (including undistributed net investment income of
  $68,646 and $0, respectively) .....................................     $ 471,551,079      $ 432,863,810
                                                                          =============      =============

* Characterized as ordinary income for tax purposes.
See Notes to Financial Statements.

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--
June 30, 2000 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros ("EUR") and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into a Management Agreement with and related undertaking by (collectively, the "Management Agreement") Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset

THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2000 (unaudited) (continued)
--------------------------------------------------------------------------------

Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2000, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $607,103 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

Certain directors of the Fund serve as directors of certain portfolio securities held by the Fund.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2000, were $204,957,059 and $253,349,045, respectively.

During the period November 1, 1999 to December 31, 1999, the Fund incurred foreign currency losses of $921,505. This loss was deferred for federal income tax purposes to January 1, 2000.

NOTE 5. CAPITAL

During the six months ended June 30, 2000 and the year ended December 31, 1999, the Fund purchased 1,080,700 and 3,507,600 of its shares of common stock on the open market at a total cost of $14,822,547 and $43,074,451, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 22.3% and 18.3%, respectively. These shares are held in treasury.

NOTE 6. LITIGATION

On December 23, 1998, a complaint purporting to be a class action was filed against the Fund, its Manager, Investment Adviser and its Directors, alleging such parties failed to take adequate steps to diminish the trading discount of the Fund's shares. Management of the Fund believes that this claim is without merit and it intends to contest all allegations as well as the purported class status. On December 29, 1999, the district court dismissed the complaint in its entirety. That decision has been appealed, and no decision has yet been reached. Although the amount of loss, if any, cannot be estimated at the present time, management believes that it will not have a material adverse effect on the Fund's financial condition.

THE NEW GERMANY FUND, INC.
FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                 For the six
                                                 months ended
                                                   June 30,                  For the year ended December 31,
                                                    2000         1999         1998         1997         1996         1995
                                                  --------     --------     --------     --------     --------     --------
Per share operating performance:
Net asset value:
Beginning of period ...........................   $  15.07     $  16.54     $  16.35     $  17.20     $  15.28     $  14.54
                                                  --------     --------     --------     --------     --------     --------
Net investment income .........................         --          .06          .06          .08          .10          .15
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions       1.84         (.60)        3.54         1.46         3.09          .98
                                                  --------     --------     --------     --------     --------     --------
Increase (decrease) from investment operations        1.84         (.54)        3.60         1.54         3.19         1.13
                                                  --------     --------     --------     --------     --------     --------
Increase resulting from share repurchases .....        .15          .32          .73          .15          .13          .02
                                                  --------     --------     --------     --------     --------     --------
Distributions from net investment income ......         --           --         (.06)        (.03)        (.06)        (.13)
Distributions from net realized
  foreign currency gains+ .....................         --           --         (.02)          --           --         (.03)
Distributions from net realized
  short-term capital gains+ ...................         --         (.05)        (.92)       (1.24)        (.31)          --
Distributions from net realized
  long-term capital gains .....................         --        (1.02)       (2.66)       (1.05)       (1.03)        (.25)
                                                  --------     --------     --------     --------     --------     --------
Total distributions ...........................         --        (1.07)       (3.66)       (2.32)       (1.40)        (.41)
                                                  --------     --------     --------     --------     --------     --------
Dilution in NAV from dividend reinvestment ....         --         (.18)        (.48)        (.22)          --           --
                                                  --------     --------     --------     --------     --------     --------
Net asset value:
  End of period ...............................   $  17.06     $  15.07     $  16.54     $  16.35     $  17.20     $  15.28
                                                  ========     ========     ========     ========     ========     ========
Market value:
  End of period ...............................   $ 13.875     $  12.25     $12.9375     $  13.50     $ 13.375     $  11.63
Total investment return for the period:++
  Based upon market value .....................      13.27%        3.64%       21.58%       18.36%       27.10%        4.65%
  Based upon net asset value ..................      13.21%       (2.22)%      23.85%        8.48%       21.73%        7.91%
Ratio to average net assets:
  Total expenses before custody credits* ......       1.03%**      1.08%         .98%         .99%        1.01%        1.01%
  Net investment income .......................        .03%**       .40%         .25%         .41          .58%         .93%
Portfolio turnover ............................      43.69%       31.70%       63.27%       75.97%         109%          45%
Net assets at end of period (000's omitted) ...   $471,551     $432,864     $505,058     $531,098     $549,127     $496,201

----------
+     Characterized as ordinary income for tax purposes.
++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market price.
* The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets would have been 1.03% and 1.07% for 2000 and 1999, respectively.
**    Annualized.
See Notes to Financial Statements.

THE NEW GERMANYFUND, INC.
REPORT OF STOCKHOLDERS' MEETING
(unaudited)
--------------------------------------------------------------------------------

The Fund held its Annual Meeting of Stockholders on June 30, 2000. The two matters voted upon by stockholders and the resulting votes for each matter were as follows:

                                                        Voting Results*
                                                        ---------------
                                                          Against/
                                               For        Withheld     Abstained
                                               ---        --------     ---------
1. Election of the following Directors:

   Dr. Franz Wilhelm Hopp .............       16,707         480          --
   Ernst-Ulrich Matz ..................       16,742         444          --
   Dr. Frank Tromel ...................       16,744         443          --

2. Selection of Independent Accountants       16,960         157          65

----------
*In thousands of shares

EXECUTIVE OFFICES
31 West 52nd Street, New York, NY 10019

(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-Germany in the U.S. or 617-443-6918 outside of the U.S.)

MANAGER
Deutsche Bank Securities Inc.

INVESTMENT ADVISER
Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company

LEGAL COUNSEL
Sullivan & Cromwell

DIRECTORS AND OFFICERS

CHRISTIAN STRENGER
Chairman and Director

JOHN A. BULT
Director

JOHN H. CANNON
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

ERNST-ULRICH MATZ
Director

DR. FRANK TROMEL
Director

ROBERT H. WADSWORTH
Director

PETER ZUHLSDORFF
Director

PAUL W. HIGGINS
President and Chief Executive Officer

HANSPETER ACKERMANN
Chief Investment Officer

ROBERT R. GAMBEE
Chief Operating Officer and Secretary

JOSEPH M. CHEUNG
Chief Financial Officer and Treasurer

All investment management decisions are made by a committee of United States and German advisors.

--------------------------------------------------------------------------------

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                              Tel. 1-800-437-6269*

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the German tax reform and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MDAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

--------------------------------------------------------------------------------

                      -----------------------------------

                                       GF
                                     Listed
                                     [LOGO]
                                      NYSE
                          THE NEW YORK STOCK EXCHANGE

                      -----------------------------------

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol "GF". The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Bank Securities Inc., using investment advice from the Deutsche Asset Management International GmbH unit of Deutsche Bank AG, the world's largest bank.

SHAREHOLDER INFORMATION

Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XGFNX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:
www.newgermanyfund.com.

--------------------------------------------------------------------------------

There are three closed-end funds for your selection:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle-market German companies including the Neuer Markt, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o     Central European Equity Fund--investing primarily in Central and Eastern
        Europe.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

--------------------------------------------------------------------------------

103632

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                                The New Germany
                                   Fund, Inc.

                               Semi-annual Report

                                 June 30, 2000

--------------------------------------------------------------------------------